Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K (the "Report") for the period ended December 31, 2013 of Dime Community Bancshares, Inc., (the "Company") as filed with the Securities and Exchange Commission on the date hereof, I, Kenneth J. Mahon, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 13, 2014
Date

By:    /s/ KENNETH J. MAHON
                    Kenneth J. Mahon
           Senior Executive Vice President and Chief Operating Officer